                                       8-K
                                 Current Report


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 19, 2001


                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
             (Exact name of registrant as specified in its charter)



           DELAWARE                 333-59060                13-3291626
  (State or other Jurisdiction     (Commission             (I.R.S. Employer
          Incorporation)           File Number)          Identification Number)
                                 --------------

                                  1585 Broadway
                                    2nd Floor
                            New York, New York 10036
                          (principal executive offices)
                                 (212) 761-4000

Item 5.  OTHER EVENTS
---------------------

         Description of the Certificates

         Morgan Stanley Dean Witter Capital I Inc. (the "Depositor") will cause to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement and the Prospectus filed as part of Registration Statement, File No. 333-59060, in connection with the Depositor's issuance of a series of certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2001-TOP5 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement among the Depositor, Wells Fargo Bank, National Association, as master servicer, GMAC Commercial Mortgage Corporation, as special servicer, LaSalle Bank National Association, as trustee and ABN AMRO Bank N.V., as fiscal agent.

         Computational Materials

         Morgan Stanley & Co. Incorporated as underwriter of certain of the Certificates (the "Underwriter") has provided certain prospective purchasers of the Class A-1, Class A-2, Class A-3, Class A-4, Class B, and Class C Certificates (collectively, the "Offered Certificates") with certain yield tables and other computational materials, collateral term sheets and structural term sheets (the "Computational Materials") in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the assets of the trust fund in which the Certificates represent beneficial ownership, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes and Certificates based on collateral information provided by Wells Fargo Bank, National Association, Principal Commercial Funding, LLC, Bear, Stearns Funding, Inc. and/or Morgan Stanley Dean Witter Mortgage Capital Inc. and under certain assumptions and scenarios.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS
------------------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits

EXHIBIT NO. 99 DESCRIPTION
--------------------------

         Computational Materials (as defined in Item 5) that have been provided by the Underwriter to certain prospective purchasers of the Offered Certificates.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  December 19, 2001

MORGAN STANLEY DEAN WITTER CAPITAL I INC.


By: /s/  Cecilia Tarrant
    -------------------------
    Name: Cecilia Tarrant
    Title: Vice President

                                 EXHIBIT NO. 99

--------------------------------------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.                          TOP5-MN4                                   December 13, 2001
gmahan                                           SENSITIVITY                                       12:47PM EST
                                                                                                   Page 1 of 1
--------------------------------------------------------------------------------------------------------------


                            ------------------------------------------------------------
                                SETTLE DATE: 12/27/2001 CURVE DATE: 12/13/2001
                            ------------------------------------------------------------

 -------------------------------------------------------------------------------------------------------------
                                              TRANCHE: A3 (AAA)
 -------------------------------------------------------------------------------------------------------------
                .00% CPR.YMLO              50.00% CPR.YMLO           100.00% CPR.YMLO         .00% CPR
 PRICE             YM_CURVE                   YM_CURVE                   YM_CURVE             YM_CURVE
                     6.815                     6.767                       6.567               6.815
 -------------------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------------------
               5.921                      5.920                     5.917                    5.921
 100:16        135.9                      136.5                     139.0                    135.9
               5.425                      5.395                     5.266                    5.425
 -------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------
                50.00% CPR      100.00% CPR       PREPAY
 PRICE           YM_CURVE        YM_CURVE         YC_USA
                  4.802            3.968          AVG. LIFE
 ----------------------------------------------------------------
 ----------------------------------------------------------------
              6.386           6.620            Yield
 100:16       216.5           276.2            AL Spread
              3.964           3.268            Duration
 ----------------------------------------------------------------



 -------------------------------------------------------------------------------------------------------------
                                TRANCHE: A4 (AAA)
 -------------------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------------------
                .00% CPR.YMLO              50.00% CPR.YMLO           100.00% CPR.YMLO         .00% CPR
 PRICE             YM_CURVE                    YM_CURVE                  YM_CURVE             YM_CURVE
                     9.655                       9.627                     9.427               9.655
 -------------------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------------------
               6.263                      6.263                     6.261                    6.263
 100:17        130.2                      130.6                     133.2                    130.2
               7.036                      7.021                     6.914                    7.036
 -------------------------------------------------------------------------------------------------------------



 ----------------------------------------------------------------

 ----------------------------------------------------------------
 ----------------------------------------------------------------
                50.00% CPR      100.00% CPR       PREPAY
 PRICE           YM_CURVE        YM_CURVE         YC_USA
                  9.604          9.406            AVG. LIFE
 ----------------------------------------------------------------
 ----------------------------------------------------------------
              6.263           6.261            Yield
 100:17       130.9           133.5            AL Spread
              7.008           6.902            Duration
 ----------------------------------------------------------------



This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.